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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): JANUARY 24, 2006
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                                SMARTPROS LTD.
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            (Exact name of Registrant as specified in its charter)


        Delaware                    001-32300                    13-4100476
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     (State or other               (Commission                 (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation)



               12 Skyline Drive
              Hawthorne, New York                               10532
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    (Address Of Principal Executive Office)                  (Zip Code)

      Registrant's telephone number, including area code (914) 345-2620
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS;

     (b) On January 24th, 2006, William K Grollman agreed to resign as the President and a member of the Board of Directors of SmartPros Ltd. ("SmartPros"), effective March 1, 2006.

     (c) (1) SmartPros has appointed Jack Fingerhut, one of its founders and currently a Vice President of the company and the President of the Accounting Division, to replace Dr. Grollman as President of the company, effective March 1, 2006. Mr. Fingerhut is currently a member of SmartPros' Board of Directors.

          (2) Mr. Fingerhut, 54 years old, is one of the company's founders. He has been a director since 1981 and served as the company's Chief Operating Officer from 1981 through 1998 when he was appointed President of the Accounting Division and Chief Financial Officer. He was SmartPros' Chief Accounting and Financial Officer until October 18, 2004. In April 2004 he was also given the title Senior Executive Vice President and was appointed Treasurer as well. In 1973, he received a B.A. degree in History from the University of Maryland and earned his M.B.A. in Accounting from Rutgers University in 1974. He is certified to practice accounting in New Jersey. Mr. Fingerhut is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. To the best of SmartPros' knowledge, during the last two years, SmartPros has not been a party to any transaction in which Mr. Fingerhut had or has either a direct or indirect material interest.

          (3) Mr. Fingerhut and SmartPros have entered into an employment agreement, dated as of October 1, 2005, which has a term of three years. His base salary is $185,000. The employment agreement provides, among other things, for additional compensation and benefits including bonuses at times and amounts determined in the discretion of the Board, for fringe benefits commensurate with the executive's duties and responsibilities and for participation in all employee benefit programs or plans maintained by SmartPros on the same basis as other similarly situated executive employees. Under the agreement, we, for cause or without cause, may terminate employment immediately and without notice. If the termination is without Cause, Mr. Fingerhut would be entitled to his base salary for the remainder of the term plus a bonus equal to the highest annual bonus that he received over the last five years multiplied by the remaining term of the agreement and benefits for the remainder of the term.

ITEM 8.01: OTHER EVENTS.

     On January 26, 2006, SmartPros issued a press release a copy of the press release is attached as Exhibit 99.1.


ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

EXHIBIT
NUMBER                                  DESCRIPTION
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99.1       Press release dated January 26, 2006


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        SmartPros Ltd.

Dated:   January 26, 2006               By:   /s/ Allen S. Greene
                                            --------------------------------
                                           Allen S. Greene,
                                           Chief Executive Officer



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